UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  February 6, 2025

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
6.926% Corporate Units	NEE.PRR	New York Stock Exchange
7.299% Corporate Units	NEE.PRS	New York Stock Exchange
7.234% Corporate Units	NEE.PRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On February 6, 2025, NextEra Energy Capital Holdings, Inc. (NEECH), a wholly-owned subsidiary of NextEra Energy, Inc. (NEE), sold $1.5 billion principal amount of its Series S Junior Subordinated Debentures due August 15, 2055 (Series S Junior Subordinated Debentures) and $1 billion principal amount of its Series T Junior Subordinated Debenture due August 15, 2055 (Series T Junior Subordinated Debentures and together with the Series S Junior Subordinated Debentures, Junior Subordinated Debentures). The Series S Junior Subordinated Debentures bear interest at a rate of 6.375% to August 15, 2030 and thereafter will bear interest at a rate equal to the Five-Year Treasury Rate (as specified in the Junior Subordinated Debentures) plus 2.053%, reset every five years, and the Series T Junior Subordinated Debentures bear interest at a rate of 6.50% to August 15, 2035 and thereafter will bear interest at a rate equal to the Five-Year Treasury Rate plus 1.979%, reset every five years, provided that the interest rate for each series of Junior Subordinated Debentures will not reset below the initial interest rate specified above for such series of Junior Subordinated Debentures. NEECH, at its option, may redeem some or all of the Series S Junior Subordinated Debentures and Series T Junior Subordinated Debentures during specified periods beginning in May 2030 and May 2035, respectively.

The Junior Subordinated Debentures are guaranteed on a subordinated basis by NEE. The Junior Subordinated Debentures were registered under the Securities Act of 1933 pursuant to Registration Statement Nos. 333-278184, 333-278184-01 and 333-278184-02. In connection with the sale of the Junior Subordinated Debentures, this Current Report on Form 8-K is being filed to report certain documents as exhibits.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
5(a)
Opinion and Consent, dated February 6, 2025, of Squire Patton Boggs (US) LLP, counsel to NextEra Energy, Inc. and NextEra Energy Capital Holdings, Inc., with respect to the Junior Subordinated Debentures

5(b) and 8
Opinion and Consent, dated February 6, 2025, of Morgan, Lewis & Bockius LLP, counsel to NextEra Energy, Inc. and NextEra Energy Capital Holdings, Inc., with respect to the Junior Subordinated Debentures

101	Interactive data files for this Form 8-K formatted in Inline XBRL
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 6, 2025

NEXTERA ENERGY, INC.
(Registrant)

JAMES M. MAY
James M. May Vice President, Controller and Chief Accounting Officer